Clearwater Paper Corporation September 2012 Exhibit 99.1

Forward-Looking Statements
•
• difficulties with the integration process or the realization of the benefits expected from our acquisition of Cellu Tissue;
• changes in raw material and energy costs, including changes in the cost and availability of wood fiber and wood pulp;
• changes in freight costs and disruptions in transportation services;
• the loss of large customers;
• customers' product preferences;
• changes in the United States and international economies;
• cyclical industry conditions and changes in manufacturing production;
• competitive pricing pressure for the company's products;
• unforeseen environmental liabilities or expenditures;
• an inability to successfully implement our expansion strategies;
• labor disruptions;
• unanticipated manufacturing disruptions;
• changes in general and industry-specific laws and regulations; and
• reliance on a limited number of third-party suppliers of raw materials.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-
looking statements, whether as a result of new information, future events or otherwise.
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements regarding our strategies to grow our business, optimize profitability and build a high performance culture, North American tissue and paperboard market demand, expected tissue capacity increases, the expected delivery and budget relating to our new tissue machine and converting lines in Shelby,
North Carolina, expected future savings from cost synergies relating to our Cellu Tissue acquisition, efficiency projects and reductions to our cost structure, future growth and market opportunities, including in the Midwestern and Eastern U.S. regions and non-grocery channels, market segment dynamics, internal pulp production and requirements, customer purchases of private label tissue, production capacity of operating divisions and the expected benefit thereof, our capital allocation objectives, our EBITDA margins, our planned expansion into other product types, our financial priorities, including plans to de-lever through EBITDA expansion and revenue growth, our estimated Adjusted EBITDA run-rate, free cash flows, our implied enterprise value, equity value and share price, sales volumes, input costs, and our financial condition and results of operations.  Words such as “anticipate,” “expect,” “intend,” “will,” “plan,”  “goals,” “objectives,” “target,” “project,” “believe,”
“schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our Form 10-K for the year ended December 31, 2011, as well as the following:
difficulties with the completion of new tissue manufacturing and converting facilities, including the completion of new through-air-dried paper machine;

Agenda 2 I. Overview of Clearwater Paper II. Clearwater Paper’s Value Proposition III. Clearwater Paper’s Strategic Plan

3 Overview of Clearwater Paper

• We are a company formed in late 2008 with more than
60 years of operating history
• Operate two business segments of similar size
– Pulp and Paperboard: 43% of 2011 net sales
– Consumer Products: 57% of 2011 net sales
• Financial overview
– LTM Net Sales: $1.9 billion
– LTM Adjusted EBITDA
1
: $213.8 million
– 2008 to 2011 Adjusted EBITDA
1
CAGR: 38%
• Approximately 3,900 employees
Introduction to Clearwater Paper
Note: LTM as of 30-Jun-2012
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.

• Lead private label quality
• Expand geographically
• Expand retail channel penetration
Our Strategy to Create Shareholder Value
• Improve sales mix
• Reduce costs
• Continue to improve quality
• Develop common culture
• Drive for results
• Attract and retain high performers
Optimize Profitability
of Paperboard
Business
Build a High
Performance
Culture
Grow our Tissue
Business

Overview of Consumer Tissue Division

Clearwater Paper is one of the largest North American manufacturers of private label tissue, focused on high value tissue products across all categories, retail channels and geographies
Key Products Overview of Facilities
2011 U.S. Tissue Industry Retail Channel Mix² 2011 Clearwater Paper Retail Channel Mix²
Clearwater Paper Tissue
Converting
Clearwater Paper Tissue
Parent Roll
Tissue Production¹: 586,000 tons
Tissue Conversion¹: 489,000 tons
Source:  Company estimates, IRI Infoscan
¹ Represents 2011 production and conversion volumes including machine-glazed.
² Retail channel share by dollar amount sold.
Grocery
71%
Mass +
Supercenter
16%
Drug
2% Dollar
11%
Grocery
37%
Mass +
Supercenter
27%
Club
21%
Drug
7%
Dollar
4%
All Other
4%

100
104
107
113
114
117
119
121
124
124
124
127
129
127
130
132
134
137
139
142
143
269
273
276
279
282
285
288
290
293
296
298
301
304
307
310
313
316
319
322
326
329
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
U.S Tissue Demand (Indexed)
U.S. Population (mm)

CLEARWATER PAPER

Clearwater Paper is Well Positioned to Capitalize on Favorable
Tissue Market Dynamics
Stable Growth - The tissue market has grown an average of 2% annually since 1996
Source: U.S. Tissue demand per RISI, U.S. Population per U.S. Census
Note: Projected U.S. Tissue Demand based on North American tissue demand estimates.

Private Label Continues to Capture Market Share in Tissue
Source: IRI Infoscan
Clearwater Paper ranks as one of the largest North American private label tissue manufacturers
2011 U.S. Retail Tissue
Industry Product Mix
13.6%
26.1%
18.0%
27.5%
22.0%
30.0% 29.9%
55.4%
Bath Tissue Paper Towels Facial Tissue Napkins
Private Label Market Share of Total U.S.
Grocery, Drug, Mass (No Walmart) Channels
2003 2011
Bath Tissue
42%
Paper Towels
38%
Facial Tissue
10%
Napkins
10%

Branded
59%
Clearwater
39%
Other PL
2%
Clearwater
19%
Branded
74%
Other PL
7%
Clearwater
9%
Other PL
16%
Branded
75%

CLEARWATER PAPER

Significant Opportunity Still Exists for Clearwater Paper To Expand
Across the U.S. Private Label Market
Source:  SymphonyIRI InfoScan, 52 Weeks Ending 22-Jul-2012.  U.S. Census
• Clearwater Paper led the development of private label tissue in the Western U.S.
•The Company is focused on growing the private label category and market share in the
Grocery
West Midwest East Total
Equalized Case Volumes (mm) 37 53 88 178
% of U.S. Population
23% 34% 43% 100%
% Private Label (PL)
41% 26% 25% 28%
% Clearwater Paper of PL 96% 72% 36% 64%
Eastern U.S.
• If Clearwater could replicate its West model across the U.S.:
–39% share of grocery channel in Midwest would be an incremental 11 million cases
–39% share of grocery channel in East would be an incremental 26 million cases

Clearwater
18%
Other PL
10%
Branded
72%

Clearwater
6%
Other PL
18%
Branded
76%

Significant Opportunity Also Exists for Clearwater Paper to Expand
in Non-Grocery Channels
Source:  SymphonyIRI InfoScan, 52 Weeks Ending 22-Jul-2012.  U.S. Census
Note: Based on volume of equalized cases.
• If Clearwater Paper could replicate its total U.S. grocery model in the U.S.
Drug and Mass channels, an 18% market share represents an incremental 8 million cases
U.S. Drug and Mass
(68mm cases, No Walmart)
Total U.S. Grocery
(178mm cases)

North American Market Demand Expected to Absorb Projected
Capacity Increases

Source: RISI and company estimates
Note: Projected capacity changes represents both virgin and recycled tissue capacity changes. Please see Appendix for breakdown of specific projects reflected in the projected capacity changes.
(in thousands of short tons)
2011 Demand to Capacity
Ratio of 97%
2013E Demand to Capacity
Ratio of 97%
9,109
9,400
9,760
9,443
515
105
(260)
2011 Tissue
Demand
2011 Tissue
Capacity
Projected
New Capacity
Projected
Rebuild Capacity
Projected
Shutdown Capacity
Projected 2013
Tissue Capacity
Projected 2013
Tissue Demand
Healthy market dynamics remain intact

Goat's Milk
Titleist
Energizer
Trish McEvoy

CLEARWATER PAPER

Overview of Pulp and Paperboard Division

Clearwater Paper ranks as one of the top five largest paperboard manufacturers in North America
Key Products Overview of Facilities
2011E North American Bleached
Paperboard Production by Product Type²
2011E North American Bleached Paperboard
Production by Market Share
Pulp Production¹: 845,000 tons
Paperboard Production¹: 775,000 tons
Clearwater Paper Pulp
Clearwater Paper SBS
Source:  Company estimates, RISI
¹ Represents 2011 production volumes.
² Represents ~6.0 million tons.
International
Paper
26%
MeadWestvaco
22%
Georgia
Pacific
13%
Evergreen
Packaging
13%
Clearwater
Paper
11%
RockTenn
7%
Weyerhaeuser
5%
Tembec
Paperboard
3%
Folding
42%
Liquid
Packaging
20%
Cup
13%
Plate, Dish
and Tray
11%
Coated
Bristols
10%
All Other
4%

99
105
103
108
102
100
100
101
106
108
108
109
108
97
101
98
100
103
105
105
103
$ 760
$ 810
$ 740
$ 713
$ 773
$ 728
$ 700
$ 727
$ 713
$ 772
$ 718
$ 851
$ 961
$ 1,031
$ 1,082
$ 1,150
$ 1,115
$ 1,127
$ 1,185
$ 1,209
$ 1,159
3.7%
4.5%
4.4%
4.8%
4.1%
1.1%
1.8%
2.5%
3.6%
3.1%
2.7%
2.1%
0.4%
(2.6%)
2.8%
1.7%
2.2%
2.1%
2.8%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
U.S. Bleached Paperboard Demand (Indexed)[1]
U.S. Bleached Paperboard Price ($/short ton)[2]
U.S. GDP % Change

CLEARWATER PAPER

Paperboard Demand Remains Stable and Pricing Outlook is
Favorable in the U.S.
Source:  RISI, Projected GDP growth estimates represent Bloomberg median estimates as of 28-Aug-2012
¹ Based on tons produced. Projections based on North American Packaging papers and board demand estimates per RISI.
² Average price per short ton of 16 pt. SBS folding carton C1S. Price estimates per RISI.
Bleached paperboard prices are expected to remain at attractive levels through 2016

14 Clearwater Paper’s Value Proposition

Clearwater Paper Leads its Peer Groups in Value Creation…

Source: Bloomberg as of 28-Aug-2012
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp, and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
Note. Total Shareholder Return includes dividend reinvestment and stock price performance.
Spin Date
250%+ Total Return Since Spin-off
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Dec-2008 Jul -2009 Mar-2010 Oct-2010 May-2011 Jan -2012 Aug -2012
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer³ S&P 500
258.3%
237.3%
84.7%
57.0%
75.9%

…Through a Proven Track Record of EBITDA Growth

($ in millions)
Source: RISI
1 See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure. LTM Adjusted EBITDA as of 30-Jun-2012.
² Does not include amounts related to the Alternative Fuel Mixture Tax Credit, or AFMTC.
Adjusted EBITDA
1,2
• We participate in the premier segments of the paper market: Bleached
Paperboard and Tissue
• Strong integration across business groups creates synergistic value
2008
2009
2010 2011 LTM
$ 75
$ 174
$ 167
$ 196
$ 214

…With Improving Margins

1 See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Does not include amounts related to the AFMTC.
9.0%
10.6%
9.2%
11.8%
10.1%
14.0%
11.4%
9.8%
13.5%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Adjusted EBITDA Margin
1, 2
Adjusted EBITDA Margin Adj. EBITDA Margin Assuming No Planned Major Maintenance
$11.4mm in
Planned Major
Maintenance
$3.1mm in
Maintenance
$15.5mm in
Maintenance
Planned Major Planned Major

…And Successful Execution on Its Publicly Stated Goals

Stated Goal Timeframe Current Status
Complete New Paper Machine and
Corresponding Converting Lines at
Shelby, NC Facilities
2010 – 2013
Shelby TAD machine is on budget and on track to begin
operations in Q4 2012  with full capacity run rate by end of 2013
Operating 2 new converting lines at Shelby with 3 and 4 lines to be operational in Q4 2012 and a 5 line expected in 2013
Successfully Integrate Cellu Tissue
Acquisition
2010 – 2013
Increased anticipated Cellu Tissue run-rate synergies from $15-
20 million per annum to $35-40 million per annum by end of 2012
On track to achieve $28 million in synergies in 2012, up from initial estimates of $20 million
Expand the Geographic and Channel
Reach of Clearwater Paper
2010 –
Ongoing
Cellu Tissue acquisition and Shelby, NC Facilities give Clearwater
Paper a national footprint with expansion in the Eastern U.S.
Increased penetration in grocery, drug, club and mass retail markets in the Eastern U.S.
Expansion into away-from-home, parent roll sales, and machine glazed sales product types
Optimize the Paperboard Business Ongoing
Enhanced access to fiber supply
Sold Lewiston sawmill
Installed chip screening at Lewiston pulp mill
Maintain a Prudent Capital Structure Ongoing
Conservative capital structure with target leverage through the cycle of 2.5x and ample liquidity
Clearwater Paper continues to de-lever through EBITDA
expansion
th
th
rd

…Which Has Led to Multiple Expansion Since the Spin

Source: Bloomberg, Capital IQ, market data as of 28-Aug-2012
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
Spin Date
6.0x
6.9x
7.0x
10.4x
0x
2x
4x
6x
8x
10x
12x
Dec -2008 May -2009 Oct-2009 Mar -2010 Aug-2010 Jan -2011 Jun -2011 Oct-2011 Mar -2012 Aug-2012
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer Products³
Strong upward trend in multiple over time

…And Multiple Growth Rate Higher than Industry

Source: Bloomberg, Capital IQ, market data as of 28-Aug-2012
Note: Represents current 1-year forward EBITDA multiple divided by forward 1-year EBITDA at 15-Jan-2009 less 100% (first reported IBES EBITDA estimate per Capital IQ).
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
93.6%
16.9%
37.8%
16.5%
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer Products³
Change in 1-Year Forward EBITDA Multiple Since Clearwater Spin

• One of the largest premium private label tissue and bleached paperboard producers in North America
• Attractive, growing and stable tissue market with increasing adoption of private label products driving overall market growth
• Strong competitive position in stable bleached paperboard market
• Strategic capital investments, lean optimization initiatives and ongoing integration synergies driving revenue growth and margin expansion
• Track record of robust adjusted EBITDA growth with a 38% CAGR
1
over 2008-
2011, supported by a conservative financial profile

¹
Based on 2008 -2011 adjusted EBITDA.
The Value Proposition for Clearwater Paper Shareholders

22 Clearwater Paper’s Strategic Plan

Clearwater Paper’s Strategic Plan
• The Board and Management conducted an extensive evaluation and analysis of numerous opportunities to enhance shareholder value, including S.A.C.’s proposal, over the past three months, with the help of Goldman Sachs, legal, tax and other outside advisors
• This analysis incorporated a number of important factors, including:
– The benefits of key growth initiatives such as the Shelby ramp-up, Cellu Tissue integration and cost-savings plan
– Disruption and real economic cost of launching a public M&A process in an uncertain market
– Economic leakage such as taxes and debt breakage costs for separating business divisions
– Feasibility of separating our integrated Lewiston facilities into two distinct entities
• The Board and Management concluded that execution of the current Clearwater Paper strategic plan will deliver significant shareholder value in excess of other potential alternatives
• Clearwater Paper’s Board and Management team remain focused on identifying, analyzing and exploring all paths to deliver value to our shareholders and will continue to do so

•
Provides a 70,000 ton TAD paper machine and tissue converting facility capable of producing ultra grades of private label bath tissue and paper towels
• Upgrade Las Vegas TAD paper machine to produce bath and towels to support regional needs
• Expands the company's TAD geographic footprint
• Expected to provide financial benefits to the company and our shareholders
– Projected after tax IRR for this project are approximately twice the company’s cost of capital
– Estimated Adjusted EBITDA run-rate contribution of $50 – 60 million expected to be achieved in 2014
Significant Benefits Expected from the Shelby Project
Timeline of Key Shelby Milestones
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
•Shelby project
announced
•Shelby warehouse
completed
•2 initial converting lines
completed
•Construction and
completion of new
paper machine
•Completion of additional
2 converting lines
•Ramp up of initial 2
converting lines
•New paper machine
expected to be at
capacity by year end
•Expected ramp up of 3
and 4   converting lines
•Start-up and ramping of
5   converting line
anticipated
•Entire facility expected
to be fully operational
by year end
2010
2011 2012
2013 2014
1
th
th
rd

Better than Expected Benefits from the Cellu Tissue Integration
• Cellu Tissue integration is currently on track and we expect to fully integrate Cellu Tissue operations by end of 2012
• We anticipate that the company will recognize $28 million of synergies in 2012 with annual run rate synergies of $35 - $40 million by end of 2012
• Benefits of acquisition include:
– Cellu Tissue acquisition has enabled us to compete in the Eastern U.S. paper production market and pursue our national sales strategy
– Ability to service all tissue tiers and away-from-home tissue market
– As compared to 2010 (including Cellu tissue sales in 2010), we had retail customer growth of 13% in case sales in 2011 along with 9% lower parent roll sales

Originally
Forecast
Synergies
Revised 2012
Estimates
$3.0 M $5.0 M
$4.0 M
$8.0 M
$5.3 M $6.7 M $7.4 M
$8.6 M
Q1’12
Q2’12 Q3’12 Q4’12

"We are now on course to see 4.6 million tonnes of market BHK capacity starting up between now and early 2014. There is considerable BSK expansion as well."

- RISI World Pulp Monthly, June-2012

"The pulp market remains weak, with prices drifting downward (mostly BSK), reflecting weakening economic conditions…The drop in pulp prices in China has certainly not yet fully carried over to North America and Europe. We believe prices will dip further in these regions in the months ahead."

- RISI World Pulp Monthly, June-2012

"It is looking likely that hardwood prices will finally start to trend down over the coming months, while significant capacity additions will prove a sizeable overhang next year."

- Credit Suisse, 27-Jul-2012

"Higher supply and softer demand will likely keep pulp prices low in 2H12…BHKP spot prices in Europe have been gradually declining for eight consecutive weeks and we expect prices to continue at these lower levels in the next few months."

- Morgan Stanley, 9-Aug-2012

CLEARWATER PAPER

Projected Pulp Price Decreases Should Contribute to Strong EBITDA Growth 26

Significant Value Associated with the Integrated Lewiston Site
• Lewiston facility produces 534,000 tons of pulp, 443,000 tons of paperboard and 189,000 tons of tissue
• Represents 64%, 58% and 32% respectively of the company’s total production of pulp, paperboard and tissue
• Lewiston operations share an 840 acre manufacturing site

• Environmental permitting challenges
• Direct pulp feeds for slush to tissue machines and
baled pulp dependent upon secure pulp agreement
• Interconnections and utilization issues for utilities
such as electricity, natural gas, steam, return steam
condensate, water and water treatment/effluent
discharge
• Site services such as road and rail access, security,
fire protection, medical services, environmental and
other administrative functions
• Pulp risk mitigation with internal slush pulp
consumption and reduced costs due to no drying or
distribution costs
• Site synergies for utilities:
– No additional infrastructure needed for steam
production for tissue
– On site electrical generation and single input
infrastructure for electrical needs
– Single input infrastructure for natural gas needs
– Single input infrastructure for water, water
treatment/effluent discharge
– Other site services reducing exposure to outside
providers
• Baled pulp production available for other internal
tissue sites
Integration Benefits Separation Issues
• Dividing the Lewiston site would destroy a significant amount of integration value
• Based on a number of prior analyses, separation is not economically feasible

Our Efficiency Projects Are Poised to Deliver to the Bottom Line
• Sale of Wood Products operations with a secure fiber agreement expected to improve annual operating income by $5-$8 million
• Implementation of 18 month maintenance cycle at Lewiston pulp and paperboard facility expected to improve annual costs beginning in 2013 by approximately $5 million
• Ongoing energy utilization projects
• Fiber management initiatives like the Lower Columbia reload facility which opened up access to a new wood fiber supply for the Lewiston pulp and paperboard facility
• Continue driving Lean initiatives company wide

$ 196
$ 58
Free Cash Flow 2
$ 50 - 60
$ 35 - 40
$ 19+
$ 300+
$ 225
Free Cash Flow 3
2011 Adjusted EBITDA1
Shelby
Cellu Tissue Synergies
Cost Optimization
Pro Forma Adjusted EBITDA1 Run Rate

CLEARWATER PAPER

Key Initiatives Expected to Significantly Improve Earnings Power

($ in millions)
Shelby
Ramp-up
• Expected
benefit from
full ramp-up of
TAD paper
machine, 5
converting
lines and LV
PM Upgrades
Realization of Full
Cellu Tissue
Synergies
• Incremental
savings
expected from
Cellu Tissue
acquisition
Cost
Savings
Programs
• Expected benefit
from lean manufacturing
and cost optimization
initiatives
Note: Assumes no change in prices or input costs from 2011.
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Defined as Adjusted EBITDA less Capex of $138 million.
3 Defined as Adjusted EBITDA less expected Capex of $75 million.

…And Drive Value Creation for Shareholders

¹ Note: See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure
2 Net debt as of 30-Jun-2012.  Excludes any debt paydown that would take place between now and cross-cycle.
³ Diluted shares outstanding as of 30-Jun-2012. Assumes 23.3 million basic shares, 0.2 million RSUs and 0.8 million PSUs.
($ in millions, except per share data)
EBITDA Multiple 6.0 x 7.0 x 8.0 x
$ 300 $ 300 $ 300
Value $ 1,800 $ 2,100 $ 2,400
Implied Enterprise Value $ 1,800 $ 2,100 $ 2,400
Less: Net Debt ² $(488) $(488) $(488)
Implied Equity Value $ 1,312 $ 1,612 $ 1,912
Shares Outstanding ³ 24.2 24.2 24.2
Implied Share Price $ 54.28 $ 66.70 $ 79.11
Pro Forma Adjusted EBITDA  Run Rate
1

Core Strategy to Drive Shareholder Value
• Continue to capitalize on our position as one of the largest premium private label tissue and bleached paperboard producers in North America
• Take advantage of the attractive tissue market and the recent trend of increasing adoption of private label products
• Benefit from our strong competitive position, and drive value from the bleached paperboard market
• Meet or exceed our targets for cost savings and integration synergies
• Continually analyze all opportunities to create shareholder value
• Build upon our positive track record of prudent investment and robust EBITDA growth

32 Appendix

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1 See definitions of EBITDA and Adjusted EBITDA in this Appendix.
($ in millions)
2008 2009 2010 2011 LTM
Net Earnings $9.7 $182.5 $73.8 $39.7 $45.4
Income Tax Provision 5.6 93.2 2.4 31.2 42.5
Interest Expense 13.1 15.5 22.6 44.8 41.4
Earnings Before Interest and
Income Taxes
28.5 $291.2 $98.8 $115.7 $129.2
Depreciation & Amortization 47.0 47.4 47.7 76.9 78.6
EBITDA
1
$75.4 $338.6 $146.5 $192.7 $208.0
Alternative Fuel Mixture Tax
Credit
- (170.6) - - -
Debt Retirement Costs - 6.2 - - -
Cellu Tissue Acquisition Related
Expenses
- - 20.3 - -
Lewiston, Idaho Sawmill Sale
Related Adjutsments
- - - 2.9 2.9
Loss on sale of foam assets - - - - 1.0
Expenses associated with Metso
litigation
- - - - 1.9
Adjusted EBITDA $75.4 $174.3 $166.8 $195.5 $213.8
1

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Pro Forma Adjusted EBITDA
($ in millions)
1 See definitions of EBITDA and Adjusted EBITDA in this Appendix.
Shelby
Cellu
Tissue
Synergies
Cost
Optimization
Pro Forma
Adjusted
EBITDA
Operating Income $37.0 $35.0 $16.0 $210.0
Depreciation & Amortization 13.0 - 3.0 90.0
EBITDA
$50.0 $35.0 $19.0 $300.0
- - - -
Adjusted EBITDA $50.0 $35.0 $19.0 $300.0
1
1

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition and disposition related expenses, alternative fuel mixture tax credits and expenses associated with the Metso litigation.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.

North American Tissue Projected Capacity Change

Source:  RISI and Other Industry
COMPANY LOCATION CONV/TAD TONS STARTUP DATE CHANNEL/BUSINESS/PRODUCTS
First Quality Anderson, SC TAD 70,000 3rd Q, 2012 Retail/P.L./BRT
Patriarch Partners Gorham, NH CONV 35,000 3rd Q, 2012 Retail/P.L.
ST Paper Franklin, VA CONV 70,000 3rd Q, 2012 Parent Roll Sales/Recycled
Clearwater Paper Shelby, NC TAD 70,000 4th Q, 2012 Retail/P.L./BRT & HHT
Kruger Memphis, TN TAD 70,000 1st Q, 2013 Retail/Brand/P.L.
Wausau Paper Harrodsburg, KY ATMOS 70,000 1st Q, 2013 AFH/Recycled
South Georgia Tissue
Snelling, SC CONV 35,000 2nd Q, 2013 Parent Roll Sales/Virgin
Procter and Gamble Box Elder, UT TAD 80,000 3rd Q, 2013 Retail/Brand/Bounty
Florelle Tissue Brownville, NY CONV 15,000 2013 Retail/P.L./Virgin Fiber
TOTAL PROJECTED NEW TONS 515,000
COMPANY LOCATION CONV/TAD TONS DATE CHANNEL/BUSINESS/PRODUCTS
Kimberly-Clark Everett, WA
CONV/UCTAD/DRC
(All 5 PM) 193,000 1st Q, 2012
Retail/AFH/PL-Club/Parent Roll
Sales
Kimberly-Clark Chester, PA CONV (PM #16) 27,000 1st Q, 2012 Napkin/BRT
Kruger
New Westminster
PM#1 & #2 40,000 1st Q, 2012 Napkin/BRT
TOTAL PROJECTED TONS LOST 260,000
PROJECTED NET CHANGE 255,000
COMPANY LOCATION CONV/TAD TONS RESTART DATE CHANNEL/BUSINESS/PRODUCTS
Georgia Pacific Port Hudson, LA ETAD 35,000 4th Q, 2012 Retail/Brand & P.L./HHT & BRT
SCA Menasha, WI ATMOS (PM#3) 70,000 2nd Q, 2013 AFH
REBUILDS
ANNOUNCED SHUTDOWNS
ANNOUNCED NEW PAPER MACHINES